Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
August 31, 1997



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              5.8335%



        Excess Protection Level
          3 Month Average   4.68%
          August, 1997   4.62%
          July, 1997   4.55%
          June, 1997   4.86%


        Cash Yield                                  17.46%


        Investor Charge Offs                         4.84%


        Base Rate                                    8.00%


        Over 35 Day Delinquency                      4.66%


        Seller's Interest                           14.91%


        Total Payment Rate                          12.37%


        Total Principal Balance                     $30,603,901,306.35


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,563,766,787.86